January 31, 2013

AVE MARIA
MUTUAL FUNDS

Ave Maria Catholic Values Fund
Ave Maria Growth Fund
Ave Maria Rising Dividend Fund
Ave Maria Opportunity Fund
Ave Maria World Equity Fund
Ave Maria Bond Fund

Supplement to the Prospectus Dated May 1, 2012

Effective January 31, 2013, Joseph W. Skornicka serves as a co-portfolio manager of the Ave Maria World Equity Fund.   Accordingly, the disclosure in the section Management of the Fund - Portfolio Manager in the Risk/Return Summary on page 27 and Portfolio Managers in Operation of the Funds on pages 55-56 is revised as follows:

RISK/RETURN SUMMARY
AVE MARIA WORLD EQUITY FUND

Portfolio Managers
Gregory R. Heilman, CFA, Senior Vice President and Portfolio Manager of the Adviser, is co-portfolio manager of the Fund and has acted in this capacity since the Fund’s inception in April 2010.

Joseph W. Skornicka, CFA, Senior Vice President and Portfolio Manager of the Adviser, is co-portfolio manager of the Fund and has acted in this capacity since January 2013.

OPERATION OF THE FUNDS

PORTFOLIO MANAGERS
Gregory R. Heilman, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria World Equity Fund, joined the Adviser in 2003 and currently serves as Senior Vice President and Portfolio Manager.

Joseph W. Skornicka, CFA, co-portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2012 and currently serves as Senior Vice President and Portfolio Manager.